UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2025
AXOGEN, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of
Incorporation or Organization)
001-36046
(Commission File Number)

41-1301878
(I.R.S. Employer Identification No.)

13631 Progress Boulevard, Suite 400 Alachua, Florida
(Address of principal executive offices)

32615
(Zip Code)
(386) 462-6800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 3, 2025, the Compensation Committee of the Board of Directors of Axogen, Inc. (the “Company”) approved amendments to the compensation arrangements for Lindsey Hartley, the Company’s Chief Financial Officer.

Effective January 1, 2026, Ms. Hartley’s:

•annual base salary will increase by 7%, and
•target bonus opportunity under the Company’s annual incentive program will increase from 50% to 60% of her annual base salary.

In connection with the foregoing, the Company and Ms. Hartley also entered into an Amended and Restated Confidentiality, Intellectual Property, Non-Competition and Non-Solicitation Agreement (the “Amended Agreement”), which replaces her prior agreement and includes, among other provisions, a two-year post-employment non-competition covenant. The Amended Agreement is effective as of December 5, 2025.

Except as described above, Ms. Hartley’s existing compensatory arrangements, including the terms of her employment agreement, remain unchanged.

The above description of the Amended Agreement is a summary only and does not purport to be complete. It is qualified in its entirety by reference to the full text of the Amended Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Confidentiality, Intellectual Property, Non-Competition and Non-Solicitation Agreement, dated December 5, 2025, by and between Axogen Corporation and Lindsey Hartley
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Dated: December 5, 2025	By:	/s/ Marc Began
Marc Began
Executive Vice President, General Counsel and Chief Compliance Officer